AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 2001
--------------------------------------------------------------------------------

                                                             FILE NO. 333-52806

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        PRE-EFFECTIVE AMENDMENT NO. 1 [X]

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       GLENBROOK LIFE AND ANNUITY COMPANY

                           (Exact Name of Registrant)

          ARIZONA                                      35-1113325
(State or Other Jurisdiction                       (I.R.S. Employer
      of Incorporation or                        Identification Number)
         Organization)

                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400

            (Address and Phone Number of Principal Executive Office)

                               MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                       GLENBROOK LIFE AND ANNUITY COMPANY

                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400

       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

RICHARD T. CHOI, ESQUIRE                         JOANNE M. DERRIG, ESQUIRE
FOLEY & LARDNER                                  ALFS, INC.
3000 K STREET, N.W., SUITE 500                   3100 SANDERS ROAD
WASHINGTON, DC  20007                            NORTHBROOK, IL 60062


Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: /x/

                                EXPLANATORY NOTE

Registrant is filing this pre-effective Amendment ("Amendment") for the sole purpose of amending the registration statement to correct a typographical error in the previously filed consent of independent auditors. The Amendment is not intended to amend or delete any part of the registration statement, except as specifically noted herein.

                                 PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

Part II is hereby amended to include the following exhibit:

ITEM (23)(a) Independent Auditors' Consent

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois on the 7th day of March, 2001.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                                   (REGISTRANT)


                                                  By: /s/MICHAEL J. VELOTTA
                                                      ----------------------
                                                  Michael J. Velotta
                                                  Vice President, Secretary and
                                                  General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed by the following persons in the capacities indicated and on the 7th day of March, 2001.

*/THOMAS J. WILSON, II              President, Chief Operating Officer
-----------------------             and Director, (Principal Executive Officer)
Thomas J. Wilson, II

/s/MICHAEL J. VELOTTA               Vice President, Secretary,
-----------------------             General Counsel and Director
Michael J. Velotta

*/KEVIN R. SLAWIN                   Vice President
-----------------------             (Principal Financial Officer)
Kevin R. Slawin

*/MARGARET G. DYER                  Director
-----------------------
Margaret G. Dyer

*/MARLA G. FRIEDMAN                 Vice President and Director
----------------------
Marla G. Friedman

*/JOHN C. LOUNDS                    Director
-----------------------
John C. Lounds

*/STEVEN C. VERNEY                  Director
----------------------
Steven C. Verney

*/J. KEVIN MCCARTHY                 Director
----------------------
J. Kevin McCarthy

*/CASEY J. SYLLA                    Chief Investment Officer and Director
-----------------------
Casey J. Sylla

*/SAMUEL H. PILCH                   Controller
----------------------              (Principal Accounting Officer)
Samuel H. Pilch



*/By Michael J. Velotta, pursuant to Power of Attorney previously filed.







                                  EXHIBIT LIST

The following exhibit is filed herewith:

Exhibit No.       Description

ITEM (23)(a) Independent Auditors' Consent